SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported):  April 15, 1999



                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
               (Exact name of registrant as specified in charter)



Delaware               333-22327             75-2655744
--------               ---------             ----------
(State  or  other      (Commission  File     (IRS  Employer
jurisdiction  of       Number)               Identification  Number)
incorporation)



             225 E. John Carpenter Freeway, Irving Texas 75062-2731 (Address of principal executive offices) (Zip Code)
             ------------------------------------------------------


       Registrant's telephone number, including area code  (972) 506-5045

  Not Applicable (Former name or former address, if changed since last report.)

Item  5.          Other  Events
                  -------------

This Current Report on Form 8-K is being filed to file a copy of the Certificateholders Statements relating to the Collection Period ending March 31, 1999.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement (with Standard Terms and Conditions attached thereto) dated as of April 30, 1997 among NationsCredit Securitization Corporation, NationsCredit Commercial Corporation of America and Bankers Trust Company, as Trustee, which was previously filed as an exhibit to the Current Report on Form 8-K filed on behalf of the Trust by NationsCredit Commercial Corporation of America on June 4, 1997.

Item  7.          Financial  Statements,  Pro  Forma  Financial  Information and
                  --------------------------------------------------------------
                  Exhibits.
                  --------

(c)     Exhibits

Exhibit  No.

     19.1               Certificateholders  Statements

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NATIONSCREDIT GRANTOR TRUST 1997 - 1
                      ------------------------------------
                                  (Registrant)


By: NationsCredit Commercial Corporation of America, as Servicer of NationsCredit Grantor Trust 1997 - 1



Date:  April  15,  1999               By:  /s/  SUZANNE  CASTLEBERRY
       ----------------                    -------------------------
                                        Name:  Suzanne  Castleberry
                                        Title:    Vice  President

                                  EXHIBIT INDEX

     Exhibit  Number               Description
     ---------------               -----------

             19.1               Certificateholders  Statements



EXHIBIT  19.1
                                        STATEMENT TO CERTIFICATEHOLDERS
                                     NATIONSCREDIT GRANTOR TRUST 1997 - 1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May  22,  1997 among NationsCredit
Securitization  Corporation  (as  "Seller"),  NationsCredit Corporation of America (as "Servicer") and Bankers
Trust  Company  (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect  to  the  applicable  Distribution  Date  is  set  forth  below.



Month                                                                                              Mar-99
Collection Period                                                                                  03/01/1999
Determination Date                                                                                 04/12/1999
Deposit Date                                                                                       04/14/1999
Distribution Date                                                                                  04/15/1999

POOL BALANCE
            Pool Balance on the close of the last day of t he Collection Period (Record Date)  106,498,347.63
            Pool Factor                                                                            58.5860316%
            Ending Pool Balance (per $1,000 certificate)                                                  586
            Liquidation Proceeds                                                                      221,912
            Purchase Amounts                                                                                -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                    3.399
            Carry-Over Monthly Interest Payment                                                             -
            Total Interest Payment                                                                      3.399

            Principal Payments:
            Monthly Principal Payment                                                                  18.422
            Carry-Over Monthly Principal Payment                                                            -
            Total Principal Payment                                                                    18.422

            Servicing Fee:
            Servicing Fee                                                                               0.378
            Carry-Over Monthly Servicing Fee                                                            0.380
            Total Servicing Fee                                                                         0.758



MONTHLY  SERVICERS  CERTIFICATE
NATIONSCREDIT  GRANTOR  TRUST  1997  -  1

     Pursuant  to  the  Pooling  and  Servicing  Agreement,  dated  as  of  May 31, 1997 among NationsCredit Securitization
Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and
"Collateral  Agent"),  the  Servicer  is  required  to  prepare  certain  information  each month regarding distribution to
Certificateholders  and  the  performance of the Trust. The information with respect to the applicable Distribution Date is set  forth  below.


Month                                                                                                            Mar-99
Collection Period                                                                                                01-Mar-99
Determination Date                                                                                               12-Apr-99
Deposit Date                                                                                                     14-Apr-99
Distribution Date                                                                                                15-Apr-99

POOL BALANCE
          Pool Balance on the close of the last day of the preceding Collection Period                      109,847,111.20
          Principal Collections                                                                               3,048,316.56
          Purchase Amounts Allocable to Principal                                                                        -
          Defaulted Receivables                                                                                 300,447.01
          Pool Balance on the close of the last day of the Collection Period                                106,498,347.63

          Original Pool Balance                                                                             181,781,125.63

          Certificate Factor                                                                                      58.58603%

          Preference Amounts                                                                                             -

          Certificate Pass-Through Rate                                                                               6.75%
          Servicing Fee Rate                                                                                          0.75%

AVAILABLE FUNDS
          Collections allocable to interest                                                                   1,033,993.94
          Purchase Amounts allocable to interest                                                                         -
          Liquidation Proceeds                                                                                  221,912.21
          Collections allocable to principal                                                                  3,048,316.56
          Purchase Amounts allocable to principal                                                                        -
          Other Available Funds - Interest on Collection or Certificate Account                                          -
          Total Available Funds                                                                               4,304,222.71

INTEREST PAYMENT
          Monthly Interest Payment                                                                              617,890.00
          Carry-Over Monthly Interest                                                                                    -
          Total                                                                                                 617,890.00

PRINCIPAL PAYMENT
          Monthly Principal Payment                                                                           3,348,763.57
          Carry-Over Monthly Principal                                                                                   -
          Total                                                                                               3,348,763.57

SERVICING FEE
          Servicing Fee                                                                                          68,654.44
          Carry-Over Servicing Fee                                                                               69,111.97
          Total                                                                                                 137,766.41

DEPOSIT TO THE CERTIFICATE ACCOUNT
          Available Funds                                                                                     4,304,222.71
          Reserve Account Withdrawal Amount                                                                              -
          Surety Drawing Amount                                                                                          -
          Total Deposit to the Certificate Account                                                            4,304,222.71

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
          Monthly Interest Payment and any Carry-Over Monthly Interest                                          617,890.00
          Monthly Principal Payment and any Carry-Over Monthly Principal                                      3,348,763.57
          Servicing Fee and any Carry-Over Servicing Fee                                                        137,766.41
          Distributions to the Surety Bond Provider                                                              46,056.17
          Distributions to the Reserve Account                                                                           -
          Distributions to the Seller                                                                           153,746.56

          Carry-Over Monthly Interest to the next Distribution Date                                                      -
          Carry-Over Monthly Principal to the next Distributions Date                                                    -
          Carry-Over Servicing Fee to the next Distribution Date                                                         -

RESERVE ACCOUNT
          Reserve Account Balance as of the end of the preceding Collection Period                            4,521,148.88
          Earnings from investments on the Reserve Account                                                       16,364.11
          Reserve Account Withdrawal Amount                                                                              -
          Deposits to the Reserve Account                                                                                -
          Reserve Account Balance                                                                             4,537,512.99
          Distributions of any excess amounts on deposit in the Reserve Account                                 277,579.08
          Ending Reserve Account Balance                                                                      4,259,933.91

          Reserve Account Balance as a % of the Pool Balance                                                          4.00%
          Specified Reserve Account Requirement                                                               4,259,933.91
          Amount needed to fully fund Reserve Account                                                                    -

SURETY BOND

          Outstanding Reimbursement Obligations at the end of the preceding Collection Period                    34,831.99
          Preference Amounts                                                                                             -
          Surety Drawing Amount                                                                                          -
          Surety Bond Fee                                                                                        10,984.71
          Interest on Outstanding Reimbursement Obligations at the end of the preceding Collection Period           239.47
          Amounts due to Surety Bond Provider                                                                    46,056.17
          Distributions to the Surety Bond Provider                                                              46,056.17
          Remaining Reimbursement Obligations Owed to the Surety Bond Provider                                           -

NET CREDIT LOSS RATIO
          Net Credit Losses                                                                                      78,534.80
          For the current Collection Period                                                                           0.87%
          For the preceding Collection Period                                                                         2.79%
          For the second preceding Collection Period                                                                  3.08%
          Average Net Credit Loss Ratio                                                                               2.25%

DELINQUENCY ANALYSIS
          Number of Loans
          30 to 59 days past due                                                                                       175
          60 to 89 days past due                                                                                        46
          90 or more days past due                                                                                      41
          Total                                                                                                        262

          Principal Balance
          30 to 59 days past due                                                                              1,933,492.89
          60 to 89 days past due                                                                                377,552.44
          90 or more days past due                                                                              504,922.01
          Total                                                                                               2,815,967.34

          Delinquency Ratio
          For the current Collection Period                                                                           2.64%
          For the preceding Collection Period                                                                         2.99%
          For the second preceding Collection Period                                                                  3.46%
          Average Delinquency Ratio                                                                                   3.03%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession occurred in the Current Month                         272,537.61
          Number of Contracts where Repossession occurred in the Current Month                                          25


WEIGHTED AVERAGE COMPUTATIONS
          Weighted Average Coupon                                                                                    10.85%
          Weighted Average Original Term (months)                                                                   122.00
          Weighted Average Remaining Term (months)                                                                   94.09
          Number of Outstanding Accounts - End of Period                                                            10,155


CASH SETTLEMENT FOR THE TRUSTEE
          Available Funds in the Collection Account                                                           4,304,222.71
          Servicing Fee                                                                                         137,766.41
          Interest allocable to the Seller's Certificate                                                              0.43
          Principal amount allocable to the Seller's Certificate                                                      2.31
          Wire Funds to the Surety Bond Provider                                                                 46,056.17
          Net Deposit From Collection Account to the Certificate Account                                      4,120,397.39
          Reserve Account deposit to Certificate Account                                                                 -
          Surety Bond deposit to Certificate Account                                                                     -
          Total Deposit to the Certificate Account                                                            4,120,397.39
          Wire Funds to the Certificateholders - Interest Amounts                                               617,889.57
          Wire Funds to the Certificateholders - Principal Amounts                                            3,348,761.26
          Deposit Funds into the Reserve Account                                                                         -
          Wire Funds to NationsCredit                                                                           153,746.56

Approved  by:  /s/  SUZANNE  CASTLEBERRY  ------------------------------------  Authorized  Signer

[NATIONSCREDIT  GRANTOR  TRUST  LETTERHEAD]
April  15,  1999
BY  EDGAR
Securities  and  Exchange  Commission
Judiciary  Plaza  450  Fifth  Street,
N.W.  Washington,  D.C.  20549

Re:   NationsCredit  Grantor  Trust  1997  -  1

Ladies  and  Gentlemen:
On  behalf  of NationsCredit Grantor Trust 1997 - 1 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on
Form  8-K.

Should  you  have  any  questions  with  regard  to  the  filing,  please  call  the  undersigned  at  (704)-386-3863.

Very  truly  yours,
/s/  SUZANNE  CASTLEBERRY  -----------------------------  Suzanne  Castleberry  Vice  President